FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Financial expenses:
Interest, bank charges and fees	$ (3,812)	$ (1,946)
Exchange differences, net	(316)	(1,531)
Total financial expenses	(4,128)	(3,477)
Financial income:
Interest income	15	188
Total financial income	15	188
Total financial expenses, net	$ (4,113)	$ (3,289)